Note 33 - Business Combinations	12 Months Ended
Dec. 31, 2020
Disclosure of detailed information about business combination [abstract]
Note 33 - Business Combinations

33                    Business combinations

Acquisition of IPSCO Tubulars, Inc.

On January 2, 2020, Tenaris acquired 100% of the shares of IPSCO, a U.S. manufacturer of steel pipes, from PAO TMK (“TMK”). The final acquisition price was determined on a cash-free, debt-free basis, and the amount paid in cash at the closing -following contractual adjustments for cash, indebtedness, working capital and certain other items as estimated by the seller as of the closing date- was $1,029 million.

The Company has begun consolidating IPSCO’s balances and results of operations as from January 2, 2020.

The allocation of the fair values determined for the assets and liabilities arising from the acquisition is as follows:

Fair value of acquired assets and liabilities:	$ million
Property, Plant and Equipment	503
Intangible assets	170
Working capital	138
Cash and Cash Equivalents	4
Borrowings	(53)
Provisions	(27)
Other assets and liabilities, net	(63)
Net assets acquired	672

As a result of the acquisition, Tenaris recognized a goodwill for approximately $357 million, subsequently fully impaired during 2020 as a consequence of the unprecedented decline in oil prices, deterioration on business conditions and other changes in circumstances.